UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, Utah 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange

Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2026, Innovative Industrial Properties, Inc. (the “Company”) and IIP Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated, acting as representative of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 2,000,000 shares (the “Underwritten Shares”) of its 9.25% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at a public offering price of $25.00 per share (the “Offering”). Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 300,000 shares of Series B Preferred Stock on the same terms and conditions (the “Option Shares” and together with the Underwritten Shares, the “Shares”). The Shares have been established by Articles Supplementary to the Second Articles of Amendment and Restatement of the Company (the “Articles Supplementary”).

The Offering is expected to close on or about October 19, 2026, subject to satisfaction of customary closing conditions. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company and the Operating Partnership, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Company’s total net proceeds from the Offering, after deducting the underwriting discount (before estimated expenses and assuming no exercise of the underwriters’ over-allotment option to purchase the Option Shares) are expected to be approximately $48.4 million.

The Offering is being conducted pursuant to the Company’s preliminary prospectus supplement, free writing prospectus and final prospectus supplement, each of which has been filed with the Securities and Exchange Commission (the “SEC”), which supplement the Company’s base prospectus dated February 21, 2025 filed with the SEC as part of the Company’s registration statement on Form S-3 (File No. 333-285148).

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company, including, without limitation, the Series B Preferred Stock proposed to be offered and sold pursuant to the preliminary prospectus supplement, free writing prospectus, final prospectus supplement and registration statement described above.

Item 3.03	Material Modification to Rights of Security Holders.

On October 13, 2026, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation to designate 2,300,000 shares of the Company’s authorized preferred stock as shares of 9.25% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share, with a liquidation preference of $25.00 per share, with the powers, preferences and privileges as set forth in the Articles Supplementary. The Articles Supplementary were effective upon filing.

Upon issuance of the Series B Preferred Stock, the ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, any other shares of capital stock of the Company ranking junior to or on a parity with the Series B Preferred Stock, will be subject to certain restrictions in the event that the Company does not declare distributions on the Series B Preferred Stock during any distribution period.

A summary of the material terms of the Series B Preferred Stock is set forth under the caption “Description of Series B Preferred Stock” in the Company’s prospectus supplement, dated October 8, 2026, which forms a part of the Company’s registration statement on Form S-3 (File No. 333-285148), and is hereby incorporated by reference into this Item 3.03.

The foregoing description is not complete and is qualified in its entirety by the full terms of the Series B Preferred Stock as set forth in the Articles Supplementary. A copy of the Articles Supplementary is filed as Exhibit 3.1 hereto, and the information in the Articles Supplementary is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

1.1*	Underwriting Agreement, dated October 8, 2026, by and among Innovative Industrial Properties, Inc., IIP Operating Partnership, LP and Stifel, Nicolaus & Company, Incorporated, as the representative of the underwriters named in Schedule I thereto.

3.1	Articles Supplementary for the 9.25% Series B Cumulative Redeemable Preferred Stock.

5.1	Opinion of Foley & Lardner LLP regarding the legality of the 9.25% Series B Cumulative Redeemable Preferred Stock.

8.1	Opinion of Foley & Lardner LLP with respect to certain tax matters.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

23.2	Consent of Foley & Lardner LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that the Company believes to be “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements. When used in this report, words such as the Company “expects,” “intends,” “plans,” “estimates,” “anticipates,” “believes” or “should” or the negative thereof or similar terminology are generally intended to identify forward-looking statements, and they include, but are not limited to, statements regarding the closing of the offering. These forward-looking statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to, the risk factors discussed in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, as updated by the Company’s subsequent reports filed with the SEC. Investors should not place undue reliance upon forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2026	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ David Smith
	Name:	David Smith
	Title:	Chief Financial Officer